               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                         CD RADIO INC.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                                 CD RADIO INC.
                          1221 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10020

                                                                    May 25, 1999

Dear Stockholder:

     You are cordially invited to attend our 1999 Annual Meeting of Stockholders.

     The Annual Meeting of Stockholders will be held on Tuesday, June 22, 1999, at 10:30 a.m. at The McGraw-Hill Building, in The Auditorium, 2nd Floor, 1221 Avenue of the Americas, New York, New York. In addition to the formal items of business, I will review the major developments of 1998 and I and other executive officers of CD Radio will be available to answer your questions.

     Enclosed with this Proxy Statement are your proxy card and the 1998 Annual Report to Stockholders.

     For your comfort, we ask that you do not bring any packages, briefcases, large pocketbooks or bags into the meeting. Also, cellular and digital phones, audio tape recorders, and video and still cameras will not be permitted into the meeting.

     YOUR VOTE IS IMPORTANT. WE ENCOURAGE YOU TO READ THIS PROXY STATEMENT AND SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

     We look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          DAVID MARGOLESE
                                          DAVID MARGOLESE
                                          Chairman and
                                          Chief Executive Officer

                                 CD RADIO INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 22, 1999

                            ------------------------

     Our Annual Meeting of stockholders will be held on Tuesday, June 22, 1999, at 10:30 a.m. at The McGraw-Hill Building, in The Auditorium, 2nd Floor, 1221 Avenue of the Americas, New York, New York, to consider and vote on the following proposals, each of which is described in the accompanying Proxy
Statement:

          1. To elect five directors.

          2. To ratify the appointment of Arthur Andersen LLP as independent accountants for the fiscal year ending December 31, 1999.

          3. To approve the CD Radio 1999 Long-Term Stock Incentive Plan.

          4. To transact any other business that may properly come before the meeting.

     Stockholders of record at the close of business on May 13, 1999 are entitled to vote at the Annual Meeting. If you plan to attend the Annual Meeting, please mark the appropriate area on your proxy card.

     This Proxy Statement and our 1998 Annual Report to Stockholders are being distributed on or about May 25, 1999.

                                          By Order of the Board of Directors,

                                          PATRICK L. DONNELLY
                                          PATRICK L. DONNELLY
                                          Executive Vice President,
                                          General Counsel and Secretary

New York, New York
May 25, 1999

                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----

Questions & Answers........................................................................................     1
Business Matters To Be Voted On............................................................................     3
Nominees for the Board of Directors........................................................................     9
Board Governance and Operations............................................................................    11
     Meetings of the Board of Directors....................................................................    11
     Committees of the Board of Directors..................................................................    11
     Directors' Compensation...............................................................................    11
     Compensation Committee Interlocks and Insider Participation...........................................    12
     Section 16(a) Beneficial Ownership Reporting Compliance...............................................    12
     Certain Relationships and Related Transactions........................................................    12
Information about CD Radio's Common Stock Ownership........................................................    13
     Voting Trust Agreement................................................................................    14
Executive Compensation.....................................................................................    15
     Summary Compensation Table............................................................................    15
     Option Grants in Last Fiscal Year.....................................................................    16
     Employment and Other Agreements.......................................................................    16
Report of Compensation Committee...........................................................................    18
Performance Graph..........................................................................................    21
CD Radio 1999 Long-Term Stock Incentive Plan...............................................................    22

                              QUESTIONS & ANSWERS

Q:  WHAT AM I VOTING ON?

A:  1. The election of five directors to our Board of Directors (David
       Margolese, Robert D. Briskman, Lawrence F. Gilberti, Joseph V. Vittoria and Ralph V. Whitworth).

     2. To ratify the appointment of Arthur Andersen LLP as our independent accountants.

     3. To approve the CD Radio 1999 Long-Term Stock Incentive Plan.
--------------------------------------------------------------------------------

Q:  HOW DO I VOTE?

A: Stockholders should sign, date and return their proxy cards in the pre-addressed, postage-paid envelope that is provided.

    If you attend the Annual Meeting you may vote in person by ballot, even if you have previously returned a proxy card.
--------------------------------------------------------------------------------

Q:  WHO IS ENTITLED TO VOTE AND HOW MANY VOTES DO THEY HAVE?

A: Holders of our Common Stock and the holders of our 9.2% Series A Junior Cumulative Convertible Preferred Stock (the 'Series A Junior Preferred Stock') as of the close of business on May 13, 1999 (the 'Record Date') are entitled to vote at the Annual Meeting. Each share of our Common Stock is entitled to one vote. Each share of our Series A Junior Preferred Stock is entitled to three and one-third votes. As of the Record Date, 23,240,145 shares of our Common Stock were outstanding and 1,350,000 shares of our Series A Junior Preferred Stock were outstanding.
--------------------------------------------------------------------------------

Q:  WHAT IS A PROXY?

A: A proxy is a person you appoint to vote on your behalf. We are soliciting proxies so that all shares of our Common Stock and our Series A Junior Preferred Stock may be voted at the Annual Meeting. You must complete and return the enclosed proxy card to have your shares voted by proxy.
--------------------------------------------------------------------------------

Q:  BY COMPLETING AND RETURNING THE PROXY CARD, WHO AM I DESIGNATING AS MY
    PROXY?

A: You will be designating Patrick L. Donnelly, our Executive Vice President, General Counsel and Secretary, and Andrew J. Greenebaum, our Executive Vice President and Chief Financial Officer, as your proxies.
--------------------------------------------------------------------------------

Q:  HOW WILL MY PROXY VOTE MY SHARES?

A: Your proxy will vote according to the instructions on your proxy card. If you complete and return your proxy card but do not indicate your vote on the business matters, your proxy will vote 'FOR' all items. Also, your proxy is authorized to vote on any other business that properly comes before the meeting in accordance with the recommendation of the Board of Directors.
--------------------------------------------------------------------------------

Q:  CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

A: Yes. You may change your vote at any time before your shares are voted at the Annual Meeting by:

      Notifying our Corporate Secretary, Patrick L. Donnelly, in writing at 1221 Avenue of the Americas, New York, New York 10020 that you are revoking your proxy;

      Executing a later dated proxy card; or

      Voting in person at the Annual Meeting. However, if you have shares held through a brokerage firm, bank or other custodian, and you vote by proxy, you may revoke your proxy instructions only by informing the custodian in accordance with any procedures it sets forth.

Q:  WHAT IS A QUORUM OF STOCKHOLDERS?

A: As of May 13, 1999, 23,240,145 shares of our Common Stock and 1,350,000 shares of our Series A Junior Preferred Stock were issued and outstanding. Each outstanding share of Common Stock is entitled to cast one vote; and each outstanding share of Series A Junior Preferred Stock is entitled to cast three and one-third votes. Shares representing the majority of votes, present or represented by proxy, constitutes a quorum. If you return a proxy card marked as abstaining from voting in all matters, the shares that it represents will be counted for purposes of determining a quorum, but are not considered as having voted on any matter. If you vote by proxy card, you will be considered part of the quorum.
--------------------------------------------------------------------------------

Q:  WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

A: Assuming a quorum of stockholders is present at the Annual Meeting, the affirmative vote of a plurality of all votes cast is required to elect each director and the affirmative vote of a majority of all the votes cast is needed to approve each other matter.
--------------------------------------------------------------------------------

Q:  HOW DO I ATTEND THE ANNUAL MEETING?

A: If you are a registered stockholder and wish to attend the Annual Meeting, an admission ticket is enclosed with your proxy. If you plan to attend the Annual Meeting, please vote your proxy but keep the admission ticket and bring it to the Annual Meeting.

    If your shares are held in the name of a bank, broker or other holder of record and you wish to attend the Annual Meeting, you need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date.
--------------------------------------------------------------------------------

Q:  HOW DO YOU COUNT SHARES THAT ARE HELD BY BROKERS BUT NOT VOTED?

A: Shares held of record by a broker or its nominee that are not voted on a matter or which are marked 'abstain' will be counted for purposes of determining a quorum at the Annual Meeting, but will not be considered as having voted on that matter.
--------------------------------------------------------------------------------

Q:  WHO WILL COUNT THE VOTES?

A: Continental Stock Transfer & Trust Company will tabulate the votes and act as inspector of election.
--------------------------------------------------------------------------------

Q:  WHO IS SOLICITING MY PROXY AND WHO PAYS THE COST?

A: CD Radio is soliciting your proxy. The cost of soliciting proxies will be borne by CD Radio. CD Radio has engaged Kissel-Blake, a division of Shareholder Communications Corporation, to assist in the distribution and solicitation of proxies. We have agreed to pay Kissel-Blake $5,000 plus their reasonable out-of-pocket expenses. CD Radio will also reimburse brokerage firms, banks and other custodians for their reasonable out-of-pocket expenses for forwarding these proxy materials to you. Directors, officers and regular employees of CD Radio may solicit proxies on our behalf by telephone or facsimile.
--------------------------------------------------------------------------------

Q:  HOW MAY I VIEW A LIST OF STOCKHOLDERS?

A: A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and also for ten days prior to the Annual Meeting, between the hours of 9:00 a.m. and 4:00 p.m., at our offices at 1221 Avenue of the Americas, New York, New York 10020.
--------------------------------------------------------------------------------

Q:  WHEN ARE THE STOCKHOLDER PROPOSALS DUE FOR NEXT YEAR'S ANNUAL MEETING?

A: Stockholder proposals must be submitted in writing by January 3, 2000 to Patrick L. Donnelly, Executive Vice President, General Counsel and Secretary, CD Radio Inc., 1221 Avenue of the Americas, New York, New York 10020 to be eligible for inclusion in our proxy statement and form of proxy for next year's Annual Meeting.

                        BUSINESS MATTERS TO BE VOTED ON

ITEM 1. ELECTION OF DIRECTORS

     Five directors will be elected at this year's Annual Meeting. Directors serve for one year and until the next Annual Meeting or until the director is succeeded by another qualified director who has been elected. Each of the nominated directors has agreed to serve if elected. However, if for some reason one of them is unable to accept nomination or election, it is intended that proxies will be voted for the election of a nominee designated by the Board of Directors. Biographical information for each of the nominees is presented beginning on page 9 of this Proxy Statement.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE 'FOR' THIS ITEM.

ITEM 2. RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Arthur Andersen LLP ('Arthur Andersen') as our independent accountants for 1999. On April 6, 1999, we engaged Arthur Andersen as our independent auditors who will audit and report on our financial statements for the fiscal year ending December 31, 1999. During October 1998, we engaged Arthur Andersen to provide us tax consulting services.

     PricewaterhouseCoopers LLP ('PricewaterhouseCoopers') was our independent accountants for our fiscal year ended December 31, 1998. On April 6, 1999, we dismissed PricewaterhouseCoopers. The decision to change accountants was approved by the Audit Committee of our Board of Directors.

     During the fiscal years ended December 31, 1997 and December 31, 1998 and the period January 1, 1999 through April 6, 1999, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused them to make a reference to the subject matter of such disagreements in connection with their reports.

     PricewaterhouseCoopers' report on our financial statements for the fiscal year ended December 31, 1998 was modified to include an explanatory paragraph as to our ability to continue as a going concern through December 31, 1999. This modification was due to the fact that we did not have the financial resources to meet our capital expenditure obligations through December 31, 1999. We expect to continue to finance our capital expenditures through the sale of debt or equity securities or a combination thereof. Otherwise, PricewaterhouseCoopers' reports on our financial statements for the fiscal year ended December 31, 1997 and December 31, 1998 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     On October 7, 1998, the PricewaterhouseCoopers' reissued report on our financial statements for the fiscal year ended December 31, 1997 was modified to include an emphasis of a matter paragraph as to our ability to continue as a going concern through 1999. However, in view of the funds we raised through equity financings in the fourth quarter of 1998, PricewaterhouseCoopers subsequently revised their reissued report, which was included in a Current Report on Form 8-K, to remove the paragraph concerning this uncertainty.

     We requested that PricewaterhouseCoopers furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter dated April 9, 1999 was filed as exhibit 16 to our Current Report on Form 8-K dated April 9, 1999.

     Representatives of PricewaterhouseCoopers are not expected to be present at the Annual Meeting, to make a statement or to be available for questions.

     Prior to engaging Arthur Andersen, neither we nor anyone acting on our behalf consulted with Arthur Andersen regarding the application of accounting principles to any specified transaction or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Arthur Andersen concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue. In addition, prior to engaging Arthur Andersen, neither we nor anyone acting on our behalf consulted with Arthur Andersen with respect to any matter that was either the subject of a disagreement (as defined in

Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in
Item 304(a)(1)(v) of Regulation S-K).

     Representatives of Arthur Andersen are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE 'FOR' THIS ITEM.

ITEM 3. APPROVAL OF THE CD RADIO 1999 LONG-TERM STOCK INCENTIVE PLAN

     On May 21, 1999, the Board of Directors adopted, subject to approval of our stockholders, the CD Radio 1999 Long-Term Stock Incentive Plan (the 'Stock Plan'). The following is a summary of the material features of the Stock Plan.

PURPOSES

     The purposes of the Stock Plan are to promote the interests of CD Radio and its stockholders by (i) attracting and retaining our employees and consultants;
(ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such individuals to participate in our long-term growth and financial success.

ADMINISTRATION/ELIGIBLE PARTICIPANTS

     The Stock Plan is administered by a committee (the 'Stock Plan Committee') which will be comprised of two or more members of the Board of Directors designated by the Board of Directors to administer the Stock Plan, each of whom is required to be a 'Non-Employee Director' (within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934) and an 'outside director' (within the meaning of section 162(m) of Internal Revenue Code of 1986, as amended (the 'Code')) to the extent Rule 16b-3 and section 162(m), respectively, are applicable to us and the Stock Plan; however, the mere fact that a Stock Plan Committee member fails to qualify as a Non-Employee Director or outside director will not invalidate any award made by the Stock Plan Committee which award is otherwise validly made under the Stock Plan. The Board of Directors intends to designate the Compensation Committee to serve as the Stock Plan Committee under the Stock Plan.

     Any employee of, or consultant to, CD Radio or any of its affiliates will be eligible to be selected as a participant under the Stock Plan. As of May 25, 1999, we had 54 employees and 13 part-time consultants. The Stock Plan will include the ten-year non-qualified options to purchase 1,800,000 shares of our Common Stock, at an exercise price of $31.50 per share, that were issued to David Margolese effective January 1, 1999 in connection with his employment agreement. The exercise price for these options is the fair market value of our Common Stock on the date the Board of Directors approved the terms of his employment agreement.

NUMBER OF SHARES AUTHORIZED UNDER THE STOCK PLAN

     The Stock Plan authorizes the grant of awards to participants of shares of our Common Stock ('Shares') in an aggregate amount, at any time, not to exceed 15% of the sum of (i) our issued and outstanding Shares (other than Shares issued upon exercise of stock options by our employees or directors pursuant to the Stock Plan, our Amended and Restated 1994 Stock Option Plan, our Amended and Restated 1994 Directors' Nonqualified Stock Option Plan or otherwise), (ii) any Shares which are issuable as a result of any conversion, exchange or exercise of any preferred stock, warrant or other security of CD Radio which is outstanding on the date of determination; and (iii) the Shares which have been issued or are issuable to our employees, consultants and directors pursuant to the Stock Plan, our Amended and Restated 1994 Stock Option Plan and our Amended and Restated 1994 Directors' Nonqualified Stock Option Plan, subject to adjustment to avoid dilution or enlargement of intended benefits in the event of certain significant corporate events; provided, however, that the aggregate number of Shares with respect to which options intended to qualify as incentive stock options may be granted will be 500,000. Awards may be made in the form of (i) nonqualified stock options; (ii) stock options intended to qualify as incentive stock options under section 422 of the Code; (iii) stock appreciation rights;
(iv) restricted stock and/or restricted stock units; (v) performance awards and
(vi) other stock based awards; provided, however, that the maximum number of Shares with respect to which stock options and stock appreciation rights may be granted to any participant in the Stock Plan in any calendar year may not exceed
1.8 million and the maximum number of Shares which may be paid to a participant in the Stock Plan in connection with the settlement of any award(s) designated as a 'Performance Compensation Award' (as defined below) in respect of a single performance period will be 1,000,000 or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof. If, after the effective date of the Stock Plan, any Shares covered by an award granted under the Stock Plan, or to which such an award relates, are forfeited, or if an award has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise or vesting), then the Shares covered by such award will again be, or will become, Shares with respect to which awards may be granted under the Stock Plan.

     If the Stock Plan was in effect on March 31, 1999, and after giving effect to the awards to Executive Officers described under the caption 'New Plan Benefits', 1,993,615 shares of our Common Stock would have been available for future awards under the Stock Plan.

TERMS AND CONDITIONS OF AWARDS UNDER THE STOCK PLAN

     Non-qualified and incentive stock options granted under the Stock Plan will be subject to such terms and conditions, including exercise price and conditions and timing of exercise, as may be determined by the Stock Plan Committee and specified in the applicable award agreement or thereafter; provided that stock options that are intended to qualify as incentive stock options will be subject to terms and conditions that comply with such rules as may be prescribed by section 422 of the Code. Payment in respect of the exercise of an option granted under the Stock Plan may be made in cash or its equivalent (or, if so determined by the Stock Plan Committee, with the proceeds of a loan advanced by us for the purposes of paying the exercise price), or if, and to the extent permitted by the Stock Plan Committee, (i) by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest and which have been owned by such optionee for at least 6 months) or (ii) subject to such rules as may be established by the Stock Plan Committee, through delivery of irrevocable instructions to a broker to sell the Shares being acquired upon exercise of the option and to deliver promptly to us an amount equal to the aggregate exercise price, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the fair market value of such Shares so tendered to us as of the date of such tender is at least equal to the aggregate exercise price of the option.

     Stock appreciation rights granted under the Stock Plan will be subject to such terms and conditions, including grant price and the conditions and limitations applicable to exercise thereof, as may be determined by the Stock Plan Committee and specified in the applicable award agreement or thereafter. Stock appreciation rights may be granted in tandem with another award, in addition to another award, or freestanding and unrelated to another award. A stock appreciation right will entitle the participant to receive an amount equal to the excess of the fair market value of a Share on the date of exercise of the stock appreciation right over the grant price thereof. The Stock Plan Committee in its sole discretion will determine whether a stock appreciation right shall be settled in cash, Shares or a combination of cash and Shares.

     Restricted stock and restricted stock units granted under the Stock Plan will be subject to such terms and conditions, including, without limitation, the duration of the period during which, and the conditions, if any, under which, the restricted stock and restricted stock units may be forfeited to us, as may be determined by the Stock Plan Committee in its sole discretion. Each restricted stock unit will have a value equal to the fair market value of a Share. Restricted stock units will be paid in cash, Shares, other securities or other property, as determined by the Stock Plan Committee in its sole discretion, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable award agreement. Dividends paid on any Shares of restricted stock may be paid directly to the participant, withheld by us subject to vesting of the restricted shares, or reinvested in additional

Shares of restricted stock or in additional restricted stock units, as determined by the Stock Plan Committee in its sole discretion.

     Performance awards granted under the Stock Plan will consist of a right which is (i) denominated in cash or Shares, (ii) valued, as determined by the Stock Plan Committee, in accordance with the achievement of such performance goals during such performance periods as the Stock Plan Committee will establish, and (iii) payable at such time and in such form as the Stock Plan Committee will determine. Subject to the terms of the Stock Plan and any applicable award agreement, the Stock Plan Committee will determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award and the amount and kind of any payment or transfer to be made pursuant to any performance award. Performance awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Stock Plan Committee, on a deferred basis.

     In addition to the foregoing types of awards, the Stock Plan Committee will have authority to grant to participants an 'other stock-based award', which will consist of any right which is (i) not a stock option, stock appreciation right, restricted stock or restricted unit award or performance award and (ii) an award of Shares or an award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Stock Plan Committee to be consistent with the purposes of the Stock Plan; provided that any such rights must comply, to the extent deemed desirable by the Stock Plan Committee, with Rule 16b-3 and applicable law. Subject to the terms of the Stock Plan and any applicable award agreement, the Stock Plan Committee will determine the terms and conditions of any such other stock-based award, including the price, if any, at which securities may be purchased pursuant to any other stock-based award granted under the Stock Plan.

     In addition, in the sole discretion of the Stock Plan Committee, an award, whether made as an other stock-based award or as any other type of award issuable under the Stock Plan, may provide the participant with the right to receive dividends or dividend equivalents, payable in cash, Shares, other securities or other property and on a current or deferred basis.

     In addition to the foregoing, the Stock Plan Committee will have the discretion to designate any award as a 'Performance Compensation Award'. While awards in the form of stock options and stock appreciation rights are intended to qualify as 'performance-based compensation' under section 162(m) of the Code, provided that the exercise price or grant price, as the case may be, is established by the Committee to be equal to the fair market value per Share as of the date of grant, this form of award enables the Stock Plan Committee to treat certain other awards under the Stock Plan as 'performance-based compensation' and thus preserve deductibility by us for Federal income tax purposes of such awards which are made to individuals who are 'covered employees' as defined in section 162(m) of the Code.

     Each Performance Compensation Award will be payable only upon achievement over a specified performance period of at least one year of a pre-established objective performance goals established by the Stock Plan Committee for such period. The Stock Plan Committee may designate one or more performance criteria for purposes of establishing a performance goal with respect to Performance Compensation Awards made under the Stock Plan. The performance criteria that will be used to establish such performance goals will be based on attainment of specific levels of performance of CD Radio (or any subsidiary, affiliate, division or operational unit of CD Radio) and will be limited to the following: return on net assets, return on shareholders' equity, return on assets, return on capital, shareholder returns, profit margin, earnings per Share, net earnings, operating earnings, earnings before interest, taxes, depreciation, and amortization, number of subscribers, growth of subscribers, Share price and sales or market share.

     With regard to a particular performance period, the Stock Plan Committee will have the discretion, subject to the Stock Plan's terms, to select the length of the performance period, the type(s) of Performance Compensation Award(s) to be issued, the performance goals that will be used to measure performance for the period and the performance formula that will be used to determine what portion, if any, of the Performance Compensation Award has been earned for the period. Such discretion must be exercised by the Stock Plan Committee in writing no later than 90 days after the commencement of the performance period and performance for the period will be measured and certified by the Stock Plan Committee upon the close of the period. In determining entitlement to payment in respect of a Performance Compensation Award, the Stock Plan Committee may, through use of negative discretion, reduce or eliminate such award, provided such discretion is permitted under section 162(m) of the Code.

TRANSFERABILITY

     Each award, and each right under any award, will be exercisable only by the participant during the participant's lifetime, or, if permissible under applicable law, by the participant's guardian or legal representative and except as otherwise provided in an applicable award agreement, no award may be sold, assigned, pledged, attached, alienated or otherwise transferred or encumbered by a participant otherwise than by will or by the laws of descent and distribution and any such purported sale, assignment, pledge, attachment, alienation, transfer or encumbrance will be void and unenforceable against us or any affiliate; provided that the designation of a beneficiary will not constitute a sale, assignment, pledge, attachment, alienation, transfer or encumbrance. Notwithstanding the foregoing, the Stock Plan Committee has the discretion under the Stock Plan to provide that options granted under the Stock Plan that are not intended to qualify as incentive stock options may be transferred without consideration to certain family members or trusts, partnerships or limited liability companies whose only beneficiaries or partners are the original grantee and/or such family members.

CHANGE OF CONTROL

     In the event of a 'Change of Control' (as defined in the Stock Plan), any outstanding awards then held by a participant which are unexercisable or otherwise unvested will automatically be deemed exercisable or otherwise vested, as the case may be, effective as of immediately prior to such Change of Control.

AMENDMENT TO STOCK PLAN

     The Board may amend, alter, suspend, discontinue, or terminate the Stock Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination will be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Stock Plan and no such action that would adversely affect the rights of any participant with respect to awards previously granted under the Stock Plan will be effective without the participant's consent.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO STOCK OPTIONS

     The following summary of the Federal income tax consequences of the grant and exercise of nonqualified and incentive stock options awarded under the Stock Plan, and the disposition of Shares purchased pursuant to the exercise of such stock options, is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address state and local tax considerations.

     No income will be realized by an optionee upon grant of a nonqualified stock option. Upon exercise of a nonqualified stock option, the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying stock over the option exercise price (the 'Spread') at the time of exercise. The Spread will be deductible by us for federal income tax purposes subject to the possible limitations on deductibility under sections 280G and 162(m) of the Code of compensation paid to executives designated in those sections. The optionee's tax basis in the underlying shares acquired by exercise of a nonqualified stock option will equal the exercise price plus the amount taxable as compensation to the optionee. Upon sale of the shares received by the optionee upon exercise of the nonqualified stock option, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The optionee's holding period for shares acquired pursuant to the exercise of a nonqualified stock option will begin on the date of exercise of such option.

     Pursuant to currently applicable rules under section 16(b) of the Securities Exchange Act of 1934, the grant of an option (and not its exercise) to a person who is subject to the reporting and short-swing profit provisions under section 16 of the Exchange Act (a 'Section 16 Person') begins the six-month period of potential short-swing liability. The taxable event for the exercise of an option that has been outstanding at least six months ordinarily will be the date of exercise. If an option is exercised by a Section 16 Person within six months after the date of grant, however, taxation ordinarily will be deferred until the date which is six months after the date of grant, unless the person has filed a timely election pursuant to section 83(b) of the Code to be taxed on the date of exercise. Pursuant to a recent amendment to the rules under
Section 16(b) of the Exchange Act, the six month period of potential short-swing liability may be eliminated if the option grant (i) is approved in advance by our Board of Directors (or a committee composed solely of two or more non-employee directors) or (ii) approved in advance, or subsequently ratified, by our stockholders no later than the next annual meeting of stockholders. Consequently, the taxable event for the exercise of an option that satisfies either of the conditions described in clauses (i) or (ii) above will be the date of exercise.

     The payment by an optionee of the exercise price, in full or in part, with previously acquired Shares will not affect the tax treatment of the exercise described above. No gain or loss generally will be recognized by the optionee upon the surrender of the previously acquired Shares to us, and Shares received by the optionee, equal in number to the previously surrendered Shares, will have the same tax basis as the Shares surrendered to us and will have a holding period that includes the holding period of the Shares surrendered. The value of Shares received by the optionee in excess of the number of Shares surrendered to us will be taxable to the optionee. Such additional Shares will have a tax basis equal to the fair market value of such additional Shares as of the date ordinary income is recognized, and will have a holding period that begins on the date ordinary income is recognized.

     The Code requires that, for incentive stock option treatment, Shares acquired through exercise of an incentive stock option cannot be disposed of before two years from the date of grant and one year from the date of exercise. Incentive stock option holders will generally incur no federal income tax liability at the time of grant or upon exercise of such options. However, the Spread will be an 'item of tax preference' which may give rise to 'alternative minimum tax' liability at the time of exercise. If the optionee does not dispose of the Shares before two years from the date of grant and one year from the date of exercise, the difference between the exercise price and the amount realized upon disposition of the Shares will constitute long-term capital gain or loss, as the case may be. Assuming both the holding periods are satisfied, no deduction will be allowable to us for federal income tax purposes in connection with the grant or exercise of the option. If, within two years of the date of grant or within one year from the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of such Shares, the optionee will generally realize ordinary taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the stock on the date of initial exercise or the amount realized on the subsequent disposition, and such amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under sections 280G and 162(m) of the Code for compensation paid to executives designated in those sections.

     The description of the Stock Plan is qualified in all respects by the actual provisions of the plan which are attached to this Proxy Statement as Appendix I.

NEW PLAN BENEFITS

     Set forth below are the benefits that will be received this year if the Stock Plan is approved by our stockholders.

                                                                        ANTICIPATED NUMBER
                                                                             OF SHARES
NAME AND POSITION                                                       UNDERLYING OPTIONS     OPTION EXERCISE PRICE
---------------------------------------------------------------------   -------------------    ---------------------

David Margolese .....................................................        1,800,000                $ 31.50
  Chairman and Chief Executive Officer
Robert D. Briskman ..................................................           60,000                $ 23.75
  Executive Vice President, Engineering
Andrew J. Greenebaum ................................................          150,000                $ 23.75
  Executive Vice President and Chief Financial Officer
Ira H. Bahr .........................................................          100,000                $ 23.75
  Executive Vice President, Marketing
Joseph S. Capobianco ................................................           40,000                $ 23.75
  Executive Vice President, Content
Patrick L. Donnelly .................................................           90,000                $ 23.75
  Executive Vice President, General Counsel and Secretary
All Executive Officers as a Group....................................        1,800,000                $ 31.50
                                                                               440,000                $ 23.75
All current Directors who are not Executive Officers as a Group(1)...           --                    $  --
All Employees who are not Executive Officers as a Group(2)...........           --                    $  --

------------

(1) Stock options granted to our Directors who are not Executive Officers will continue to be governed by the terms of our Amended and Restated 1994 Directors' Nonqualified Stock Option Plan.

(2) The Shares allocated under our Amended and Restated 1994 Stock Option Plan were sufficient to satisfy all 1999 stock option awards granted to employees who are not Executive Officers. The future benefits for employees who are not Executive Officers are not determinable at this time.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE 'FOR' THIS ITEM.

ITEM 4. OTHER MATTERS

     The Board does not intend to present any other items of business other than those stated above. If other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by it in accordance with the recommendation of the Board.

                      NOMINEES FOR THE BOARD OF DIRECTORS

     The following are brief biographical sketches for each of our nominated directors:

     DAVID MARGOLESE, age 41, has served as Chairman and Chief Executive Officer of CD Radio since August 1993, and as a director since August 1991. Prior to his involvement with CD Radio, Mr. Margolese proposed and co-founded Cantel Inc., Canada's national cellular telephone carrier, which was acquired by Roger Communications Inc. in 1989, and Canadian Telecom Inc., a radio paging company, serving as that company's president until the company's sale in 1987.

     ROBERT D. BRISKMAN, age 66, is a co-founder of CD Radio and has served as Executive Vice President, Engineering, and as a director since October 1991. Prior to 1986, during his twenty-two year career at COMSAT, a satellite company, he was responsible for the engineering and implementation of numerous major satellite systems, including ITALSAT, ARABSAT and CHINASAT. Mr. Briskman was one of the early engineers at NASA, and received the APOLLO Achievement Award for the design and implementation of the Unified S-Band System. He is past chairman of the IEEE Standards Board, past president of the Aerospace and Electronics Systems Society and served on the industry advisory council to NASA. He is the Telecommunications Editor of McGraw Hill's Encyclopedia of Science and Technology and is a recipient of the IEEE Centennial Medal.

     LAWRENCE F. GILBERTI, age 48, has been a director of CD Radio since September 1993 and served as our Secretary from November 1992 until May 1998. Since December 1992, he has been the Secretary and sole director of, and from December 1992 to September 1994 was the President of, Satellite CD Radio, Inc., our subsidiary which holds our FCC license. Mr. Gilberti is of counsel to the law firm of Reed Smith Shaw & McClay LLP and has provided legal services to CD Radio since 1992. From August 1994 to May 1998, Mr. Gilberti was a partner in the law firm of Fischbein Badillo Wagner & Harding. Mr. Gilberti is a member of the Audit and Compensation Committees of our Board of Directors.

     JOSEPH V. VITTORIA, age 63, has been a director of CD Radio since April 1998. Since 1997, Mr. Vittoria has served as Chairman and Chief Executive Officer of Travel Services International, Inc., a travel services distributor, and as a member of the Board of Overseers of Columbia Business School. From September 1987 to February 1997, Mr. Vittoria was the Chairman and Chief Executive Officer of Avis Inc., one of the world's largest rental car companies. During that time, Mr. Vittoria was responsible for creating the Avis Employee Stock Ownership Plan and for the sale of Avis to HFS Incorporated in 1996. Mr. Vittoria is a member of the Audit and Compensation Committees of our Board of Directors.

     RALPH V. WHITWORTH, age 43, has been a director of CD Radio since March 1994. Mr. Whitworth has been a principal and managing member of Relational Investors LLC, a private investment company, since March 1996. He has also been a partner in Batchelder & Partners, Inc., a financial advisory and investment-banking firm, since January 1997. Since June 1988, Mr. Whitworth has been president of Whitworth and Associates, a corporate advisory firm. He has served as Chairman of the Board of Directors of Apria Healthcare Group Inc., a home healthcare company, since April 1998 and as a director of that company since January 1998. He is also a director of Waste Management, Inc. and Wilshire Technologies Inc. Mr. Whitworth is a member of the Audit and Compensation Committees of our Board of Directors.

                        BOARD GOVERNANCE AND OPERATIONS

     The business and affairs of CD Radio are managed by or under the direction of your Board of Directors. The Board includes a majority of non-employee Directors.

     Your Board reaffirms its management accountability to the stockholders through the annual election process. All Directors annually stand for election.

     Your Board reviews and ratifies senior management selection and compensation. It monitors overall corporate performance and ensures the integrity of CD Radio's financial controls. The Board also oversees CD Radio's strategic and business planning process.

MEETINGS OF THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 1998, there were five meetings of the Board of Directors and the Board took action six times through written consents in lieu of meetings. Each Director attended more than 75% of the total number of meetings of the Board and meetings held by all committees on which he served.

COMMITTEES OF THE BOARD OF DIRECTORS
     The Board of Directors maintains two standing committees, an Audit Committee and a Compensation Committee. The following table shows the members of each Committee, the number of committee meetings held during 1998 and the functions performed by each committee:

             COMMITTEE                                                FUNCTION

AUDIT                                   Recommends to the Board the selection of independent accountants
Meetings: One                           Reviews reports of independent auditors
Members:                                Reviews and approves the scope and costs of all services (including
Lawrence F. Gilberti*                   non-audit services) provided by the firm selected to conduct the audit
Joseph V. Vittoria                      Monitors the effectiveness of the audit process
Ralph V. Whitworth                      Reviews adequacy of financial and operating controls
                                        Monitors corporate compliance program

COMPENSATION                            Reviews and approves salaries and other compensation matters for
Meetings: Five                          executive officers
Members:                                Administers stock option program
Lawrence F. Gilberti*
Joseph V. Vittoria
Ralph V. Whitworth

* Committee Chairperson

DIRECTORS' COMPENSATION

     Directors who are employees of CD Radio or its subsidiaries receive no additional compensation for serving on the Board of Directors.

     Unless otherwise authorized by the Compensation Committee, each non-employee director is entitled to receive options to purchase 10,000 shares of Common Stock upon becoming a director and an automatic annual grant of options to purchase 5,000 shares of Common Stock on the first business day following our annual meeting of stockholders. The exercise price for all such options is the fair market value of our Common Stock on the date of grant. Non-employee directors are also reimbursed for reasonable travel expenses incurred in attending meetings.

     On April 20, 1998, Mr. Vittoria became a member of the Board of Directors. In connection with his election to the Board, Mr. Vittoria was granted an option to purchase 40,000 shares of our Common Stock at a price of $28.875 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Gilberti, a director, is of counsel to the law firm of Reed Smith Shaw & McClay LLP and has provided legal services to us since 1992.

     Pursuant to an agreement dated October 21, 1992 (the 'Batchelder Agreement'), we retained the services of Batchelder & Partners, Inc. ('Batchelder') to provide certain financial consulting services. The Batchelder Agreement was terminated on November 30, 1997; however, the parties agreed that the termination would not affect our obligations with respect to certain transactions entered into within 24 months of the termination date. In January 1997, Mr. Whitworth became a partner in Batchelder. In the fiscal year ended December 31, 1998, Mr. Whitworth, as a partner in Batchelder, received $205,149 from the total fees received by Batchelder from us. On December 29, 1997, Mr. Whitworth received, pursuant to options given Batchelder, an option to purchase 17,800 shares of our Common Stock at an exercise price of $6.25. The option is exercisable for a period of 10 years from the date of grant.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     In the course of preparing this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 1998, we discovered, based solely upon a review of Forms 3 and 4 and amendments thereto, that certain executive officers and directors failed to file on a timely basis certain reports required by Section 16(a) of the Securities Exchange Act of 1934. Specifically, Andrew Greenebaum failed to timely file a Form 3 when he was elected Executive Vice President and Chief Financial Officer in August 1997. Joseph Vittoria, a director, failed to timely file a Form 3 in April 1998 when he was elected a director. Ralph Whitworth, a director, failed to timely file a Form 4 in April 1998 when he received 15,000 stock options. Lawrence Gilberti, a director, failed to timely file a Form 4 in September 1996 when he received 10,000 stock options and in April 1998 when he received an additional 15,000 stock options. David Margolese, our Chairman and Chief Executive Officer, failed to timely file a Form 4 in April 1996 when he received 400,000 stock options. Joseph Capobianco, our Executive Vice President, Content, failed to timely file a Form 4 in July 1997 when he received 25,000 options and again in May 1998 when he received an additional 25,000 options. Robert Briskman, a director and our Executive Vice President, Engineering, failed to timely file a Form 4 in April of 1996 when he received 30,000 options, in October 1997 when he received an additional 30,000 options and in April 1998 when he received an additional 57,500 options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     See 'Compensation Committee Interlocks and Insider Participation'.

              INFORMATION ABOUT CD RADIO'S COMMON STOCK OWNERSHIP

     The table below shows, as of March 31, 1999, each person we know to be a beneficial owner of more than 5% of our Common Stock. In general, 'beneficial ownership' includes those shares a person has the power to vote or transfer, and options to acquire our Common Stock that are exercisable currently or become exercisable within 60 days. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

                            NAMES AND ADDRESS OF                                NUMBER OF SHARES
                              BENEFICIAL OWNER                                 BENEFICIALLY OWNED    PERCENT OF CLASS
----------------------------------------------------------------------------   ------------------    ----------------

David Margolese (1) ........................................................        5,975,293              17.6
  1221 Avenue of the Americas
  New York, New York 10020

Prime 66 Partners, L.P. (2) ................................................        5,061,700              14.9
  201 Main Street, Suite 3200
  Forth Worth, Texas 76102

Apollo Investment Fund IV, L.P. (3) ........................................        4,500,000              13.3
Apollo Overseas Partners IV, L.P.
  Two Manhattanville Road
  Purchase, New York 10577

Everest Capital Master Fund, L.P. (4)(5) ...................................        4,256,299              12.5
Everest Capital Limited
  c/o Morgan Stanley & Co. Incorporated
  One Pierpont Plaza
  10th Floor
  Brooklyn, New York 11201

Darlene Friedland (6) ......................................................        2,834,500               8.4
  1210 Wolseley Road
  Point Piper 2027
  Sydney, Australia

Loral Space & Communications Ltd. (7) ......................................        1,905,488               5.6
  600 Third Avenue
  New York, New York 10016

------------

(1) Includes 1,540,000 shares issuable pursuant to stock options that are exercisable within 60 days and 793 vested shares acquired under the CD Radio 401(k) Savings Plan (the '401(k) Plan') as of March 31, 1999. Pursuant to a voting trust agreement ('Voting Trust Agreement') entered into by Darlene Friedland, as grantor, David Margolese, as trustee, and the Company, until November 20, 2002, Mr. Margolese has the power to vote in his discretion all shares of Common Stock owned or hereafter acquired by Darlene Friedland and certain of her affiliates (2,834,500 shares as of March 31, 1999). See 'Voting Trust Agreement.'

(2) This information is based upon the Schedule 13D dated November 12, 1998 filed by Prime 66 Partners, L.P. with the Securities and Exchange Commission (the 'Commission').

(3) Represents 1,350,000 shares of 9.2% Series A Junior Cumulative Convertible Preferred Stock which entitles the holder to vote as if the shares had been converted to Common Stock. Each share of 9.2% Series A Junior Cumulative Convertible Preferred Stock is entitled to three and one-third votes per share. This information is based upon the Schedule 13D dated December 23, 1998 filed by Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P. with the Commission.

(4) Represents 57,711 shares of Common Stock and shares of Common Stock issuable upon conversion of 442,545 shares of 10 1/2% Series C Convertible Preferred Stock. This information is based upon the Schedule 13D dated December 15, 1998 filed by Everest Capital Limited with the Commission.

(5) Includes shares of Common Stock issuable pursuant to warrants purchase 1,740,000 shares of Common Stock at a purchase price of $50 per share. These warrants are exercisable from June 15, 1998 through and including June 15, 2005.

(6) Pursuant to the Voting Trust Agreement, until November 20, 2002, David Margolese has the power to vote in his discretion all shares of Common Stock owned or hereafter acquired by Darlene Friedland and certain of her affiliates (2,834,500 shares as of March 31, 1999).

(7) This information is based upon the Schedule 13D dated August 14, 1997 filed by Loral Space & Communications Ltd. with the Commission.

     The following table shows the amount of our Common Stock held by each director, our Chief Executive Officer, and the five other most highly compensated officers on March 31, 1999. It also shows stock held by all of our directors and executive officers as a group on March 31, 1999.

                                                                                                             SHARES
                             NAME OF                                  NUMBER OF SHARES       PERCENT       ACQUIRABLE
                        BENEFICIAL OWNER                            BENEFICIALLY OWNED(1)    OF CLASS    WITHIN 60 DAYS
-----------------------------------------------------------------   ---------------------    --------    --------------

David Margolese (2)..............................................         5,975,293            17.6%        1,540,000
Robert D. Briskman...............................................           193,190                *          192,500
Lawrence F. Gilberti.............................................            50,000                *           50,000
Joseph V. Vittoria...............................................            26,667                *           26,667
Ralph V. Whitworth...............................................            67,800                *           67,800
Ira H. Bahr......................................................             2,321                *                0
Joseph S. Capobianco.............................................            42,791                *           42,500
Patrick L. Donnelly..............................................            35,130                *           35,000
Andrew J. Greenebaum.............................................            59,661                *           59,000
All Directors and Executive Officers as a Group (9 persons)
  (3)............................................................         6,452,853            19.0%        2,013,467

------------

* Less than 1% of our outstanding shares of Common Stock.

(1) These amounts include shares which the individuals named have a right to acquire within the next 60 days as shown in the last column through the exercise of stock options and shares they hold. Also included in the table are the amount of shares acquired under the 401(k) Plan as of March 31, 1999 for the accounts of: Mr. Margolese -- 793 shares; Mr. Briskman -- 690 shares; Mr. Bahr -- 321 shares; Mr. Capobianco -- 291 shares; Mr.
    Donnelly -- 130 shares; and Mr. Greenebaum -- 661 shares.

(2) Pursuant to the Voting Trust Agreement, until November 20, 2002, David Margolese, as trustee, has the power to vote in his discretion all shares of Common Stock owned or hereafter acquired by Darlene Friedland and certain of her affiliates (2,834,500 shares as of March 31, 1999).

(3) Does not include 1,429,333 shares issuable pursuant to stock options that are not exercisable within 60 days.

VOTING TRUST AGREEMENT

     We are a party to a voting trust agreement dated August 26, 1997 by and among Darlene Friedland, as grantor, and David Margolese, as the voting trustee, and us. The following summary description of the Voting Trust Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text thereof.

     The Voting Trust Agreement provides for the establishment of a trust (the 'Trust') into which (i) there has been deposited all of the shares of Common Stock owned by Mrs. Friedland on August 26, 1997 and (ii) there shall be deposited any shares of Common Stock acquired by Mrs. Friedland, her spouse Robert Friedland, any member of either of their immediate families or any entity directly or indirectly controlled by Mrs. Friedland, her spouse or any member of their immediate families (the 'Friedland Affiliates') between the date shares are initially deposited and the termination of the Trust. The Voting Trust will terminate on November 20, 2002.

     The Voting Trust Agreement does not restrict the ability of Mrs. Friedland or any of the Friedland Affiliates to sell, assign, transfer or pledge any of the shares deposited into the Trust, nor does it prohibit Mrs. Friedland or the Friedland Affiliates from purchasing additional shares of our Common Stock, provided those shares become subject to the Trust.

     Under the Voting Trust Agreement, the trustee has the power to vote shares held in the Trust in relation to any matter upon which the holders of such stock would have a right to vote, including without limitation the election of directors. For so long as David Margolese remains trustee of the Trust, he may exercise such voting rights in his discretion. Any successor trustee or trustees of the Trust must vote as follows:

      on the election of directors, the trustee(s) must vote the entire number of shares held by the Trust, with the number of shares voted for each director (or nominee for director) determined by multiplying the total number of votes held by the Trust by a fraction, the numerator of which is the number of votes cast for such person by other stockholders of the Company and the denominator of which is the sum of the total number of votes represented by all shares casting any votes in the election of directors;

      if the matter under Delaware law or our Certificate of Incorporation or our Bylaws requires at least an absolute majority of all outstanding shares of Common Stock in order to be approved, the trustee(s) must vote all of the shares in the Trust in the same manner as the majority of all votes that are cast for or against the matter by all other stockholders of the Company; and

      on all other matters, including, without limitation, any amendment of the Voting Trust Agreement for which a stockholder vote is required, the trustee(s) must vote all of the shares in the Trust for or against the matter in the same manner as all votes that are cast for or against the matter by all other stockholders of the Company.

     The Voting Trust Agreement may not be amended without our prior written consent, acting by unanimous vote of the Board of Directors, and approval of our stockholders, acting by the affirmative vote of two-thirds of the total voting power of the Company, except in certain limited circumstances where amendments to the Voting Trust Agreement are required to comply with applicable law.

                             EXECUTIVE COMPENSATION

     The table below shows the compensation for the last three years for our Chairman and Chief Executive Officer and the five next highest paid executive officers at the end of 1998.

                           SUMMARY COMPENSATION TABLE

                                                                                               LONG-TERM COMPENSATION
                                                                                                       AWARDS
                                                                                             --------------------------
                                                               ANNUAL COMPENSATION           NUMBER OF
                                                        ---------------------------------    SECURITIES
                                                                             OTHER ANNUAL    UNDERLYING     ALL OTHER
                                                        SALARY     BONUS     COMPENSATION     OPTIONS      COMPENSATION
NAME AND PRINCIPAL POSITION                     YEAR      ($)       ($)          ($)            (#)           ($)(1)
---------------------------------------------   ----    -------    ------    ------------    ----------    ------------

David Margolese .............................   1998    400,000     --           --             --             10,000
  Chairman of the Board and                     1997    268,714     --           --             --
  Chief Executive Officer                       1996     95,833     --           --            400,000

Robert D. Briskman ..........................   1998    260,000    25,000(2)     --             57,500         10,000
  Executive Vice President,                     1997    234,583     --           --             30,000
  Engineering                                   1996    106,249    20,000(2)    190,938(3)      30,000

Andrew J. Greenebaum (4) ....................   1998    275,000     --           --             --             10,000
  Executive Vice President and                  1997     88,141     --           90,000(5)     225,000
  Chief Financial Officer                       1996      --        --           --             --

Ira H. Bahr (6) .............................   1998    103,183     --           --            100,000          6,425
  Executive Vice President,                     1997      --        --           --             --
  Marketing                                     1996      --        --           --             --

Joseph S. Capobianco (7) ....................   1998    218,125     --           --             25,000          9,200
  Executive Vice President,                     1997    141,667     --           --             75,000
  Content                                       1996      --        --           --             --

Patrick L. Donnelly (8) .....................   1998    162,500     --           --            110,000         --
  Executive Vice President,                     1997      --        --           --             --
  General Counsel and Secretary                 1996      --        --           --             --

------------

(1) Represents matching contributions by us under the 401(k) Plan. These amounts were paid in the form of Common Stock.

(2) Amount represents bonus award for obtaining patents.

(3) Amount represents funds realized by Mr. Briskman upon the exercise of stock options.

(4) Mr. Greenebaum became an executive officer in August 1997.

(5) Represents amount paid to Mr. Greenebaum in connection with the termination of his previous employment with The Walt Disney Company.

(6) Mr. Bahr became an executive officer in October 1998.

(7) Mr. Capobianco became an executive officer in April 1997.

(8) Mr. Donnelly became an executive officer in May 1998.

     The following table sets forth certain information for the fiscal year ended December 31, 1998, with respect to options granted to individuals named in the Summary Compensation table above.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                      INDIVIDUAL GRANTS                                         POTENTIAL REALIZABLE
                                ------------------------------                                         VALUE
                                NUMBER OF                                                     AT ASSUMED ANNUAL RATES
                                  SHARES                                                           OF STOCK PRICE
                                UNDERLYING                                                          APPRECIATION
                                 OPTIONS         % OF TOTAL        EXERCISE                   ------------------------
                                 GRANTED      OPTIONS GRANTED       PRICE       EXPIRATION        5%           10%
            NAME                   (#)          TO EMPLOYEES      ($/SHARE)        DATE          ($)           ($)
-----------------------------   ----------    ----------------    ----------    ----------    ----------    ----------

David Margolese..............           0              0%                 0            --              0             0
Robert D. Briskman...........           0              0%                 0            --              0             0
Andrew J. Greenebaum.........           0              0%                 0            --              0             0
Ira H. Bahr .................      25,000           17.9%           25.2500       6/15/08        396,990     1,006,050
                                   15,000                           22.7500       8/12/08        214,610       543,865
                                   60,000                           28.0000       11/2/08      1,056,543     2,667,487
Joseph S. Capobianco.........      25,000            4.5%           15.3750       5/25/08        241,731       612,595
Patrick L. Donnelly..........     110,000           19.7%           33.5000       5/18/08      2,317,477     5,872,941

     The following table sets forth certain information with respect to the number of shares covered by both exercisable and unexercisable stock options held by the individuals named in the Summary Compensation Table above as of December 31, 1998. Also reported are the values for 'in-the-money' stock options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of our Common Stock as of December 31, 1998 ($34.25 per share).

                                                                  NUMBER OF SECURITIES
                                  NO. OF                         UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                  SHARES                            OPTIONS AT FISCAL          IN-THE-MONEY OPTIONS AT
                                ACQUIRED ON                           YEAR END (#)               FISCAL YEAR END ($)
                                 EXERCISE     VALUE REALIZED   ---------------------------   ---------------------------
NAME                                (#)            ($)         EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------------------------- -----------   --------------   -----------   -------------   -----------   -------------

David Margolese................      0               0           700,000                 0    19,025,000               0
Robert D. Briskman.............      0               0           192,500            57,500     6,400,625       1,135,625
Andrew J. Greenebaum...........      0               0            59,000           166,000     1,128,375       3,074,750
Ira H. Bahr....................      0               0                 0           100,000             0         772,500
Joseph S. Capobianco...........      0               0            10,000            90,000       212,500       1,815,625
Patrick L. Donnelly............      0               0                 0           110,000             0          82,500

EMPLOYMENT AND OTHER AGREEMENTS

     We are a party to an employment agreement with each of Messrs. Margolese, Briskman, Greenebaum, Capobianco and Donnelly (the 'Employment Agreements').

MR. MARGOLESE

     Effective January 1, 1999, we entered into a agreement to employ David Margolese as our Chairman and Chief Executive Officer for a term of five years. The employment agreement provides for an initial annual based salary of $450,000 in 1999 and increases of $50,000 for each year thereafter. We also granted to Mr. Margolese an option to purchase 1,800,000 shares of Common Stock at $31.25 per share, of which options to purchase 840,000 shares of Common Stock are fully vested and exercisable. On each of January 2, 2000 and January 2, 2001, 480,000 of the remaining, unvested options will vest and become exercisable. Any unvested options will vest and become exercisable upon the termination of Mr. Margolese's employment for any reason other than 'Cause' (as defined in the Employment Agreement). The options are subject to approval by our stockholders of the CD Radio 1999 Long-Term Stock Incentive Plan. If Mr. Margolese is terminated without 'Cause' or resigns for 'Good Reason' (each defined in the Employment Agreement), we are obligated to pay Mr. Margolese the sum of $5,000,000. If following the occurrence of a 'Change of Control' (as defined in the Employment

Agreement), Mr. Margolese is terminated for any reason (including resignation by Mr. Margolese for Good Reason), we are obligated to pay to Mr. Margolese the sum of $8,000,000 plus an amount equal to any excise taxes Mr. Margolese is required to pay solely as a result of the acceleration of the vesting of options and such additional amounts as are necessary to place Mr. Margolese in the same financial position he would have been in if such excise taxes were not imposed. Under the terms of the Employment Agreement, Mr. Margolese may not (a) disclose any of our proprietary information or (b) during his employment with us and for two years thereafter, engage in any business involving the transmission of radio entertainment programming in North America.

MR. BRISKMAN

     We have entered into an agreement to employ Robert D. Briskman as Executive Vice President, Engineering, until December 31, 2000. Pursuant to the agreement with Mr. Briskman, we pay Mr. Briskman an annualized base salary of $280,000, subject to any increases approved by the Board of Directors. If Mr. Briskman's employment is terminated for any reason, other than 'Cause' (as defined in the Employment Agreement), we are obligated to pay to Mr. Briskman a sum equal to 50% of his then annual salary and, at Mr. Briskman's option, to repurchase all of the shares of Common Stock then owned by Mr. Briskman at a price of $1.25 per share. We also have entered into a proprietary information and non-competition agreement with Mr. Briskman. Under this agreement, Mr. Briskman may not (a) disclose any of our proprietary information during or after his employment with us or (b) engage in any business directly competitive with any business of the Company in North America for a period of one year after termination of his employment.

MR. GREENEBAUM

     Effective August 25, 1997, we entered into an employment agreement with Andrew J. Greenebaum which provides for his employment as Executive Vice President and Chief Financial Officer for a term of three years. In January 1999, the Board increased Mr. Greenebaum's salary to $310,000 per year. The dismissal of Mr. Greenebaum other than for 'Cause' (as defined in the Employment Agreement) subsequent to the passing of certain milestones, will cause certain options granted to Mr. Greenebaum to vest immediately notwithstanding the dismissal. If Mr. Greenebaum's employment is terminated for any reason, other than by us for Cause or by Mr. Greenebaum voluntarily, Mr. Greenebaum will be entitled to receive, in addition to any other sums then due to him, an amount equal to his annualized base salary then in effect. We and Mr. Greenebaum also have entered into a proprietary information and non-competition agreement. Under this agreement, Mr. Greenebaum may not (a) during his employment with us and for three years thereafter disclose any of our proprietary information or (b) during his employment with us and for one year thereafter engage in any business involving any satellite radio broadcast service or any subscription-based digital audio radio service delivered to cars or other mobile vehicles in North America.

MR. CAPOBIANCO

     Effective April 16, 1997, we entered into an employment agreement with Joseph S. Capobianco which provides for his employment as Executive Vice President, Content, for a term of three years. In May 1998, the Board of Directors increased Mr. Capobianco's salary to $230,000 per year. If Mr. Capobianco is terminated, except by us for 'Cause' (as defined in the Employment Agreement) or by Mr. Capobianco voluntarily, we will be obligated to pay to him an amount equal to one-half of his annual salary. We also have entered into a proprietary information and non-competition agreement with Mr. Capobianco. Under this agreement he may not (a) disclose any of our proprietary information during his employment with us and for three years thereafter or (b) during his employment with us and for one year thereafter, engage in any business involving any satellite radio broadcast service or any subscription-based digital audio radio service delivered to cars or other mobile vehicles in North America.

MR. DONNELLY

     Effective May 18, 1998, we entered into an agreement to employ Patrick L. Donnelly as Executive Vice President, General Counsel and Secretary, for a term of three years. The agreement provides for an annual base salary of $260,000, subject to increase from time to time by the Board of Directors. If Mr. Donnelly's employment is terminated, except by us for 'Cause' (as defined in the Employment Agreement) or by Mr. Donnelly voluntarily, we are obligated to pay him an amount equal to one-half of his annual salary. We have also entered into a proprietary information and non-competition agreement with Mr. Donnelly. Under this agreement, Mr. Donnelly may not (a) disclose any of our proprietary information during his employment with us, or (b) during his employment with us and for one year thereafter, engage in any business involving any satellite radio broadcast service or any subscription-based digital audio radio service delivered to cars or other mobile vehicles in North America.

                        REPORT OF COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors (the 'Committee') is comprised solely of directors who are not current or former employees of the Company. The Committee is responsible for overseeing and administering our executive compensation programs. The Committee reviews, monitors and approves executive compensation, establishes compensation guidelines for corporate officers and administers our stock option plans.

COMPENSATION PHILOSOPHY

     Our compensation philosophy is premised upon the belief that our employees are CD Radio's most valuable asset. Our executive officers are charged with directing our strategic planning and have overall responsibility for our results. We have planned and implemented a compensation structure intended to attract and retain highly talented individuals, energize and reward the creativity of our executive officers in achieving our stated milestones, and provide incentives to executive officers to execute our objectives and enhance stockholder value by achieving short and long term business objectives.

COMPENSATION PROGRAM

     Our compensation program has to date consisted of base salary and long term incentive compensation comprised exclusively of the stock options under our 1994 Stock Option Plan (the '1994 Plan').

BASE SALARIES

     The base salaries paid to each of our executive officers during 1998 (with the exception of Ira Bahr) were paid pursuant to written employment agreements described herein under 'Employment and Other Agreements'. The Committee reviews and considers base salary adjustments for each of our executive officers annually based on recommendations from management and considerations relating to the respective officers' individual performances, the responsibilities of their positions and their competitive positions vis-a-vis executives of other high performing companies. Salary increases during fiscal year 1998 were based upon these criteria. However, except as to the compensation reflected in the Employment Agreement entered into by us and David Margolese as of January 1, 1999, we have not sought to position executive compensation within any particular range as compared to any stated peer group.

LONG-TERM INCENTIVES

     We provide long-term incentives through stock options granted to our executive officers under the 1994 Plan. The Committee believes that the potential for stock ownership by executives and other employees is the most effective method by which the interests of management may be aligned with those of other CD Radio stockholders. The options granted typically vest over four years, have a term of ten years and have an exercise price equal to the fair market value of our Common Stock on the grant date. The number of options granted by the Committee to each executive officer has been based upon such criteria as anticipated achievement, responsibilities, performance, experience and future potential, as well as a keen awareness of the financial incentives required to retain the quality of executive management essential to the attainment of our strategic and financial objectives. For future years, the Committee has authorized executive management to grant stock options to employees below the executive officer level on an annual basis according to performance guidelines intended to be competitive with comparable companies and to reward individual achievement appropriately. It is anticipated, however, that the executive officers will not receive annual stock options grants under this program.

ANNUAL BONUS/SHORT-TERM INCENTIVES

     To date, we have not implemented any plan or program of annual cash bonuses or other similar short-term incentive awards, other than the awarding of certain cash bonuses to our employees upon the receipt of patent grants.

COMPENSATION OF OUR CHAIRMAN AND CHIEF EXECUTIVE OFFICER

     In 1998, the Committee negotiated, and we entered into, a new employment agreement with David Margolese, our Chairman and Chief Executive Officer, effective January 1, 1999. (Mr. Margolese's prior employment agreement expired on December 31, 1998.) The specific terms of this agreement are set forth and described in detail herein in the 'Employment and Other Agreements' section. The Committee engaged independent compensation consultants to assist it in the process of determining appropriate compensation for Mr. Margolese. These consultants identified for the Committee peer companies within the telecommunications and technologies industries whose compensation arrangements with their respective CEO's served as comparative compensation standards against which the Committee measured the compensation package (comprised of annual base salary and stock options) agreed to with Mr. Margolese. Mr. Margolese's base salary structure under this new agreement includes annual increases of $50,000 per year, commencing with a base salary of $450,000 in 1999 and increasing $50,000 per year over the five year term of the agreement. This stepped program of annual base salary increases fell within the median parameter of the peer group data provided by the consultants. The stock option grants included within this compensation package (the grant of which is contingent upon the adoption by our stockholders of the CD Radio 1999 Long-Term Stock Incentive Plan) reflect the upper end of the survey data for the peer companies. Nonetheless, after due consideration of this competitive data, Mr. Margolese's performance in achieving our goals and objectives to date, the level of his management responsibilities and the clear importance to our future success of retaining the services of Mr. Margolese, the Committee concluded that the stock options granted to Mr. Margolese under this agreement constitute an appropriate recognition of past performance and an important incentive for his continuing contributions toward the achievement of such success.

POLICY WITH RESPECT TO INTERNAL REVENUE CODE SECTION 162(m)

     Section 162(m) of the Code places a $1 million per person limitation on the tax deduction we may take for compensation paid to our Chief Executive Officer and our four other highest paid executive officers, except that compensation constituting performance-based compensation, as defined by the Code, is not subject to the $1 million limit. The Committee generally intends to grant awards under our stock option plans consistent with the terms of Section 162(m) so that such awards will not be subject to the $1 million limit. In other respects, the Committee expects to take actions in the future that may be necessary to preserve the deductibility of executive compensation to the extent reasonably practicable and consistent with other objectives of our compensation program. However, the Committee reserves the discretion to pay compensation that does not qualify for exemption under Section 162(m) where the Committee believes such action to be in our best interest. The Committee believes that the compensation terms of Mr. Margolese's employment agreement which would take effect upon his termination without 'Cause' or his resignation for 'Good Reason' will qualify as a tax-deductible expense under Section 162(m). The terms of such agreement which would take effect on a 'Change of Control' will result in compensation exceeding the deductibility limit.

SUMMARY

     The Committee believes that our compensation programs are well structured to encourage attainment of objectives and foster a stockholder perspective in management through the potential for employee stock ownership. The Committee believes, further, that the awards made in 1998 were competitive, appropriate and in our stockholders long-term interests.

                                          Compensation Committee
                                          LAWRENCE F. GILBERTI
                                          JOSEPH V. VITTORIA
                                          RALPH V. WHITWORTH

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative performance of our Common Stock with the Standard & Poor's Composite-500 Stock Index (the 'S&P 500') and the Nasdaq Telecommunications Index as of September 13, 1994 (the date on which our Common Stock began to trade on the Nasdaq SmallCap Market) and December 31, 1998 (the date nearest the end of our fiscal year for which index data is readily available). The graph assumes that $100 was invested on September 13, 1994 in each of our Common Stock, the S&P 500 and the Nasdaq Telecommunications Index and that all dividends were reinvested.

                             [PERFORMANCE GRAPH]

              CD RADIO      S&P 500 INDEX     NASDAQ TELECOMMUNICATIONS INDEX
              --------      -------------     -------------------------------
 9/13/94        100               100                     100
 1994           44                99                      94
 1995           153               137                     129
 1996           151               159                     132
 1997           428               193                     175
 1998           830               265                     300

                           TOTAL SHAREHOLDER RETURNS

                                                                                        NASDAQ
                DATE                     CD RADIO (1)      S&P 500 INDEX       TELECOMMUNICATIONS INDEX
------------------------------------  ------------------   -------------    ------------------------------
September 13, 1994..................       $100.00            $100.00                  $100.00
December 31, 1998...................       $830.30            $265.66                  $300.63

------------

(1) In accordance with the rules of the Commission, the price of our Common Stock on September 13, 1994 used for the performance graph was $4.63, the closing price on the first day of trading of the Common Stock on the Nasdaq SmallCap Market. Our Common Stock began trading on the Nasdaq National Market on October 24, 1997. The Nasdaq Telecommunications Index is a capitalization weighted index designed to measure the performance of all NASDAQ stocks in the telecommunications sector, including satellite technology.

                                          By Order of the Board of Directors,

                                          PATRICK L. DONNELLY
                                          PATRICK L. DONNELLY
                                          Executive Vice President,
                                          General Counsel and Secretary

New York, New York
May 25, 1999

                                                                      APPENDIX I

                                    CD RADIO
                      1999 LONG-TERM STOCK INCENTIVE PLAN

     SECTION 1. Purpose. The purposes of this CD Radio 1999 Long-Term Stock Incentive Plan are to promote the interests of CD Radio Inc. and its stockholders by (i) attracting and retaining employees of, and consultants to, the Company and its Affiliates, as defined below; (ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

     SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

     'Affiliate' shall mean (i) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

     'Award' shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award, Other Stock-Based Award or Performance Compensation Award made or granted from time to time hereunder.

     'Award Agreement' shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

     'Board' shall mean the Board of Directors of the Company.

     'Change of Control' shall mean the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any 'person' or 'group' (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), (ii) any person or group is or becomes the 'beneficial owner' (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have 'beneficial ownership' of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 20% of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors of the Company, then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board, then in office.

     'Code' shall mean the Internal Revenue Code of 1986, as amended from time to time.

     'Committee' shall mean a committee of the Board designated by the Board to administer the Plan and composed of not less two directors, each of whom is required to be a 'Non-Employee Director' (within the meaning of Rule 16b-3) and an 'outside director' (within the meaning of Section 162(m) of the Code) to the extent Rule 16b-3 and Section 162(m) of the Code, respectively, are applicable to the Company and the Plan. If at any time such a committee has not been so designated, the Board shall constitute the Committee.

     'Company' shall mean CD Radio Inc., together with any successor thereto.

     'Exchange Act' shall mean the Securities Exchange Act of 1934, as amended.

     'Fair Market Value' shall mean, (A) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee and (B) with respect to the Shares, as of any date, (i) the mean between the high and low sales prices of the Shares on the Nasdaq Stock Market for such date (or if not then trading on the Nasdaq Stock Market, the mean between the high and low sales price of the Shares on the stock exchange or over-the-counter market on which the Shares are principally trading on such date), or, if there were no sales on such date, on the closest preceding date on which there were sales of

Shares or (ii) in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Committee.

     'Incentive Stock Option' shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

     'Negative Discretion' shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award; provided that the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as 'performance-based compensation' under Section 162(m) of the Code. By way of example and not by way of limitation, in no event shall any discretionary authority granted to the Committee by the Plan including, but not limited to, Negative Discretion, be used to (a) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained or (b) increase a Performance Compensation Award above the maximum amount payable under Sections 4(a) or 11(d)(vi) of the Plan. Notwithstanding anything herein to the contrary, in no event shall Negative Discretion be exercised by the Committee with respect to any Option or Stock Appreciation Right (other than an Option or Stock Appreciation Right that is intended to be a Performance Compensation Award under
Section 11 of the Plan).

     'Non-Qualified Stock Option' shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

     'Option' shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

     'Other Stock-Based Award' shall mean any right granted under Section 10 of the Plan.

     'Participant' shall mean any employee of, or consultant to, the Company or its Subsidiaries eligible for an Award under Section 5 and selected by the Committee to receive an Award under the Plan.

     'Performance Award' shall mean any right granted under Section 9 of the Plan.

     'Performance Compensation Award' shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

     'Performance Criteria' shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or an Affiliate, division or operational unit of the Company) and shall be limited to the following: return on net assets, return on shareholders' equity, return on assets, return on capital, shareholder returns, profit margin, earnings per Share, net earnings, operating earnings, earnings before interest, taxes, depreciation and amortization, number of subscribers, growth of subscribers, Share price or sales or market share. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

     'Performance Formula' shall mean, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

     'Performance Goals' shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period, or at any time thereafter (but only to the extent the exercise of such authority after the first 90 days of a Performance Period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as 'performance-based compensation' under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants, (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development affecting the Company; or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

     'Performance Period' shall mean the one or more periods of time of at least one year in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Compensation Award.

     'Person' shall mean any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

     'Plan' shall mean this CD Radio 1999 Long-Term Stock Incentive Plan.

     'Restricted Stock' shall mean any Share granted under Section 8 of the Plan.

     'Restricted Stock Unit' shall mean any unit granted under Section 8 of the Plan.

     'Rule 16b-3' shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

     'SEC' shall mean the Securities and Exchange Commission or any successor thereto and shall include the Staff thereof.

     'Shares' shall mean the common stock of the Company, $.001 par value, or such other securities of the Company (i) into which such common stock shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction or (ii) as may be determined by the Committee pursuant to Section 4(b) of the Plan.

     'Stock Appreciation Right' shall mean any right granted under Section 7 of the Plan.

     'Substitute Awards' shall have the meaning specified in Section 4(c) of the Plan.

     SECTION 3. Administration. (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant and designate those Awards which shall constitute Performance Compensation Awards; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award;
(v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award (subject to Section 162(m) of the Code with respect to Performance Compensation Awards) shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret, administer or reconcile any inconsistency, correct any defect, resolve ambiguities and/or supply any omission in the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (ix) establish and administer Performance Goals and certify whether, and to what extent, they have been attained; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

     (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder.

     (c) The mere fact that a Committee member shall fail to qualify as a 'Non-Employee Director' or 'outside director' within the meaning of Rule 16b-3 and Section 162(m) of the Code, respectively, shall not invalidate any award made by the Committee which award is otherwise validly made under the Plan.

     (d) No member of the Committee shall be liable to any Person for any action or determination made in good faith with respect to the Plan or any Award hereunder.

     (e) With respect to any Performance Compensation Award granted to a Covered Employee (within the meaning of Section 162(m) of the Code) under the Plan, the Plan shall be interpreted and construed in accordance with Section 162(m) of the Code.

     (f) Notwithstanding the foregoing, the Committee may delegate to one or more officers of the Company the authority to grant awards to Participants who are not officers or directors of the Company subject to Section 16 of the Exchange Act or Covered Employees (within the meaning of Section 162(m) of the
Code).

     SECTION 4. Shares Available for Awards.

     (a) Shares Available. Subject to adjustment as provided in Section 4(b), the aggregate number of Shares with respect to which Awards may be granted from time to time under the Plan shall in the aggregate not exceed, at any time, 15% of the sum of (i) the issued and outstanding Shares (other than Shares issued upon exercise of stock options by employees or directors of the Company pursuant to the Plan, the Company's Amended and Restated 1994 Stock Option Plan, the Company's Amended and Restated 1994 Director's Nonqualified Stock Option Plan or otherwise), (ii) any Shares which are issuable as a result of any conversion, exchange or exercise of any preferred stock, warrant or other security of the Company which is outstanding on the date of determination; and (iii) the Shares which have been issued or are issuable to employees, consultants and directors of the Company pursuant to the Plan, the Company's Amended and Restated 1994 Stock Option Plan and the Company's Amended and Restated 1994 Directors' Nonqualified Stock Option Plan; provided, however, that the aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan shall be 500,000. The maximum number of Shares with respect to which Options and Stock Appreciation Rights may be granted to any Participant in any fiscal year shall be 1.8 million and the maximum number of Shares which may be paid to a Participant in the Plan in connection with the settlement of any Award(s) designated as 'Performance Compensation Awards' in respect of a single Performance Period shall be 1,000,000 or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise or vesting), then the Shares covered by such Award shall again be, or shall become, Shares with respect to which Awards may be granted hereunder.

     (b) Adjustments. Notwithstanding any provisions of the Plan to the contrary, in the event that the Committee determines in its sole discretion that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and
(iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award, which, in the case of Options and Stock Appreciation Rights shall equal the excess, if any, of the Fair Market Value of the Shares subject to such Options or Stock Appreciation Rights over the aggregate exercise price or grant price of such Options or Stock Appreciation Rights.

     (c) Substitute Awards. Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its Affiliates or a company acquired by the Company or with which the Company combines ('Substitute Awards'). The number of Shares underlying any Substitute Awards shall be counted against the aggregate number of Shares available for Awards under the Plan.

     (d) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

     SECTION 5. Eligibility. Any employee of, or consultant to, the Company or any of its Affiliates (including any prospective employee) shall be eligible to be selected as a Participant. The Plan will include the ten-year Non-Qualified Stock Options to purchase 1,800,000 shares of Common Stock, at an exercise price of $31.50 per share, that were issued to David Margolese (subject to stockholder approval of the Plan) effective January 1, 1999 in connection with his employment agreement.

     SECTION 6. Stock Options.

     (a) Grant. Subject to the terms of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. All Options when granted under the Plan are intended to be Non-Qualified Stock Options, unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan's requirements relating to Non-Qualified Stock Options.

     (b) Exercise Price. The Committee shall establish the exercise price at the time each Option is granted, which exercise price shall be set forth in the applicable Award Agreement.

     (c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable. Options with an exercise price equal to or greater than the Fair Market Value per Share as of the date of grant are intended to qualify as 'performance-based compensation' under Section 162(m) of the Code. In the sole discretion of the Committee, Options may be granted with an exercise price that is less than the Fair Market Value per Share and such Options may, but need not, be intended to qualify as performance-based compensation in accordance with Section 11 hereof.

     (d) Payment.

     (i) No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Such payment may be made in cash, or its equivalent, or (x) by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest and which have been owned by such optionee for at least six months), (y) subject to such rules as may be established by the Committee, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price, or (z) with the consent of the Committee in its sole discretion, by the promissory note and agreement of a Participant providing for the payment with interest of the unpaid balance accruing at a rate not less than needed to avoid the imputation of income under Section 7872 of the Code and upon such terms and conditions (including the security, if any, therefor) as the Committee may determine, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares and the principal face value of any promissory note so tendered to the Company as of the date of such tender is at least equal to such aggregate exercise price.

     (ii) Wherever in this Plan or any Award Agreement a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.

     SECTION 7. Stock Appreciation Rights.

     (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights with a grant price equal to or greater than the Fair Market Value per Share as of the date of grant are intended to qualify as 'performance-based compensation' under
Section 162(m) of the Code. In the sole discretion of the Committee, Stock Appreciation Rights may be granted with an exercise price that is less than the Fair Market Value per Share and such Stock Appreciation Rights may, but need not, be intended to qualify as performance-based compensation in accordance with
Section 11 hereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either before, at the same time as the Award or at a later time.

     (b) Exercise and Payment. A Stock Appreciation Right shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof. The Committee shall determine in its sole discretion whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

     (c) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

     SECTION 8. Restricted Stock and Restricted Stock Units.

     (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions, if any, under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards.

     (b) Transfer Restrictions. Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Stock, as provided in the Plan or the applicable Award Agreements. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

     (c) Payment. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a Share. Restricted Stock Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. Dividends paid on any

Shares of Restricted Stock may be paid directly to the Participant, withheld by the Company subject to vesting of the Restricted Shares pursuant to the terms of the applicable Award Agreement, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion.

     SECTION 9. Performance Awards.

     (a) Grant. The Committee shall have sole and complete authority to determine the Participants who shall receive a 'Performance Award', which shall consist of a right which is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

     (b) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the Performance Goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

     (c) Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

     SECTION 10. Other Stock-Based Awards.

     (a) General. The Committee shall have authority to grant to Participants an 'Other Stock-Based Award', which shall consist of any right which is (i) not an Award described in Sections 6 through 9 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan; provided, however, that any such rights must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award, including the price, if any, at which securities may be purchased pursuant to any Other Stock-Based Award granted under this Plan.

     (b) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award, whether made as an Other Stock-Based Award under this
Section 10 or as an Award granted pursuant to Sections 6 through 9 hereof, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

     SECTION 11. Performance Compensation Awards.

     (a) General. The Committee shall have the authority, at the time of grant of any Award described in Sections 6 through 10 (other than Options and Stock Appreciation Rights granted with an exercise price or grant price, as the case may be, equal to or greater than the Fair Market Value per Share on the date of grant), to designate such Award as a Performance Compensation Award in order to qualify such Award as 'performance-based compensation' under Section 162(m) of the Code.

     (b) Eligibility. The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 11. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

     (c) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) is/are to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 11(c) and record the same in writing.

     (d) Payment of Performance Compensation Awards (i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

     (ii) Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (1) the Performance Goals for such period are achieved; and (2) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant's Performance Award has been earned for the Performance Period.

     (iii) Certification. Following the completion of a Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant's Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion, if and when it deems appropriate.

     (iv) Negative Discretion. In determining the actual size of an individual Performance Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgement, such reduction or elimination is appropriate.

     (v) Timing of Award Payments. The Awards granted for a Performance Period shall be paid to Participants as soon as administratively possible following completion of the certifications required by this Section 11.

     (vi) Maximum Award Payable. Notwithstanding any provision contained in the Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period is 1,000,000 Shares or, in the event the Performance Compensation Award is paid in cash, the equivalent cash value thereof on the last day of the Performance Period to which such Award relates. Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (i) with respect to Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (ii) with respect to a Performance Compensation Award that is payable in Shares, by an amount greater than the appreciation of a Share from the date such Award is deferred to the payment date.

     SECTION 12. Amendment and Termination.

     (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan; and provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Award previously granted shall not be effective without the consent of the affected Participant, holder or beneficiary.

     (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award previously granted shall not be effective without the consent of the affected Participant, holder or beneficiary.

     (c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided, however, that no such adjustment shall be authorized to the extent that such authority or adjustment would cause an Award designated by the Committee as a Performance Compensation Award under Section 11 of the Plan to fail to qualify as 'performance-based compensation' under Section 162(m) of the Code.

     SECTION 13. Change of Control. In the event of a Change of Control after the date of the adoption of this Plan, any outstanding Awards then held by Participants which are unexercisable or otherwise unvested shall automatically be deemed exercisable or otherwise vested, as the case may be, effective as of immediately prior to such Change of Control.

     SECTION 14. General Provisions.

     (a) Nontransferability.

          (i) Each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative.

          (ii) No Award may be sold, assigned, alienated, pledged, attached or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported sale, assignment, alienation, pledge, attachment, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute a sale, assignment, alienation, pledge, attachment, transfer or encumbrance.

          (iii) Notwithstanding the foregoing, the Committee may in the applicable Award Agreement evidencing an Option granted under the Plan or at any time thereafter in an amendment to an Award Agreement provide that Options granted hereunder which are not intended to qualify as Incentive Options may be transferred by the Participant to whom such Option was granted (the 'Grantee') without consideration, subject to such rules as the Committee may adopt to preserve the purposes of the Plan, to:

             (A) the Grantee's spouse, children or grandchildren (including adopted and stepchildren and grandchildren) (collectively, the 'Immediate Family');

             (B) a trust solely for the benefit of the Grantee and his or her Immediate Family; or

             (C) a partnership, corporation or limited liability company whose only partners, members or shareholders are the Grantee and his or her Immediate Family;

     (each transferee described in clauses (A), (B) and (C) above is hereinafter referred to as a 'Permitted Transferee'); provided that the Grantee gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Grantee in writing that such a transfer would comply with the requirements of the Plan and any applicable Award Agreement evidencing the Option.

     The terms of any Option transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan or in an Award Agreement to an optionee, Grantee or Participant shall be deemed to refer to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer any Options, other than by will or the laws of descent and distribution; (b) Permitted Transferees shall not be entitled to exercise any transferred Options unless there shall be in effect a registration statement on an appropriate form covering the Shares to be acquired pursuant to the exercise of such Option if the Committee determines that such a registration statement is necessary or appropriate,
     (c) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Grantee under the Plan or otherwise and (d) the consequences of termination of the Grantee's employment by, or services to, the Company under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Grantee, following which the Options shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

     (b) No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

     (c) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (d) Withholding.

     (i) A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payments of any Award.

     (ii) Without limiting the generality of clause (i) above, a Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least six months) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the option a number of Shares with a Fair Market Value equal to such withholding liability.

     (iii) Notwithstanding any provision of this Plan to the contrary, in connection with the transfer of an Option to a Permitted Transferee pursuant to
Section 14(a) of the Plan, the Grantee shall remain liable for any withholding taxes required to be withheld upon the exercise of such Option by the Permitted Transferee.

     (e) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including but not limited to the effect on such Award of the death, disability or termination of employment or service of a Participant and the effect, if any, of such other events as may be determined by the Committee.

     (f) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

     (g) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or in any consulting relationship to, the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan, any Award Agreement or any applicable employment contract or agreement.

     (h) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

     (i) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of New York, applied without giving effect to its conflict of laws principles.

     (j) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

     (k) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

     (l) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     (m) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

     (n) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     SECTION 15. Term of the Plan.

     (a) Effective Date. The Plan shall be effective as of the date of its approval by the stockholders of the Company.

     (b) Expiration Date. No Award shall be granted under the Plan after December 31, 2009. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after December 31, 2009.

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
                                                                APPENDIX 1

                                 CD RADIO INC.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
     CD RADIO INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 22, 1999

     The undersigned hereby appoints Patrick L. Donnelly and Andrew J. Greenebaum, and each of them, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein, at the Annual Meeting of Stockholders of CD RADIO INC. to be held on Tuesday, June 22, 1999, at 10:30 a.m., at The McGraw-Hill Building, in The Auditorium, 2nd Floor, 1221 Avenue of the Americas, New York, New York, and at any adjournments thereof upon matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

                                                           ADDRESS CHANGE/COMMENTS
                                                           ------------------------------------------------
                                                           ------------------------------------------------
                                                           ------------------------------------------------

PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED AND FOR PROPOSALS 2 AND 3.

1. Election of Directors:          FOR   [ ]         WITHHELD   [ ]
  David Margolese, Robert D. Briskman, Lawrence F. Gilberti, Joseph V. Vittoria and Ralph V. Whitworth

FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):

------------------------------------------------------------
                                                                                          FOR       AGAINST      ABSTAIN
2. Approval of Auditors.                                                                  [ ]         [ ]          [ ]
3. Approval of the CD Radio 1999 Long-Term Stock Incentive Plan.                          [ ]         [ ]          [ ]
4. In their discretion, upon such other matters as may properly come before the
   Meeting.
  DO YOU PLAN TO ATTEND THE MEETING?      YES   [ ]         NO   [ ]

                                                  DATED: _________________, 1999
                                                  ______________________________
                                                           Signature(s)
                                                  ______________________________
                                                      Please sign as registered
                                                  and return promptly in the
                                                  enclosed envelope. Executors,
                                                  trustees and others signing in
                                                  a representative capacity
                                                  should include their names and
                                                  the capacity in which they
                                                  sign.

                                                                APPENDIX 2

                                    CD RADIO
                                ADMISSION TICKET
                      1999 ANNUAL MEETING OF STOCKHOLDERS
                             TUESDAY, JUNE 22, 1999
                                    10:30 AM
                            THE MCGRAW-HILL BUILDING
                           THE AUDITORIUM, 2ND FLOOR
                          1221 AVENUE OF THE AMERICAS
                                  NEW YORK, NY
               THIS TICKET MUST BE PRESENTED TO ENTER THE MEETING